                                  SCHEDULE 14a
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                                 THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

| |  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                                EMRISE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:
           _____________________________________________________________________

     (2)   Aggregate number of securities to which transaction applies:
           _____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           _____________________________________________________________________

     (4)   Proposed maximum aggregate value of transaction:
           _____________________________________________________________________

     (5)   Total fee paid:
           _____________________________________________________________________

[ ] Fee paid previously with preliminary materials: ____________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:
           _____________________________________________________________________

     (2)   Form, Schedule or Registration Statement No.:
           _____________________________________________________________________

     (3)   Filing Party:
           _____________________________________________________________________

     (4)   Date Filed:
           _____________________________________________________________________

                               EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730

                                 March __, 2005

Dear Stockholders:

         You are cordially invited to attend the Emrise Corporation special meeting of stockholders that will be held on April 15, 2005, at 10:00 a.m. local time, at our headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730. All holders of our outstanding common stock as of the close of business on March 7, 2005 are entitled to vote at the special meeting.

         Enclosed are a copy of the notice of special meeting of stockholders, a proxy statement and a proxy card. We hope you will be able to attend the special meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the special meeting.

                                        Sincerely,



                                        Randolph D. Foote,
                                        Secretary

                              EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730
                             ----------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 15, 2005
                             ----------------------

         NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Emrise Corporation, a Delaware corporation, will be held at our headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California, on April 15, 2005 at 10:00 a.m., local time, for the following purposes:

         1. To consider and vote upon a proposal to amend our certificate of incorporation in order to increase our authorized common stock from 50,000,000 shares to 150,000,000 shares and make clarifying changes.

         2. To consider and vote upon a proposal to amend our certificate of incorporation in order to clarify the mechanics of our classified board.

         3. To consider and vote upon a proposal to amend and restate our certificate of incorporation in order to modernize and conform our certificate of incorporation to current Delaware corporate law and practices.

         4. To transact such other business as may properly come before the special meeting or any adjournments and postponements thereof.

         Our board of directors has fixed the close of business on March 7, 2005 as the record date for determining those stockholders who will be entitled to notice of and to vote at the special meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the special meeting. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the special meeting should bring with them a legal proxy.

                                             By Order of the Board of Directors,



                                             Randolph D. Foote, Secretary

Rancho Cucamonga, California
March __, 2005

                             YOUR VOTE IS IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Returning a signed proxy card will help us secure a quorum and avoid the expense of additional proxy solicitation. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement.

                            TABLE OF CONTENTS
                                                                            Page
                                                                            ----

VOTING AND PROXY...............................................................1

PROPOSAL 1 - APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
    IN ORDER TO INCREASE OUR AUTHORIZED COMMON STOCK FROM 50,000,000
    SHARES TO 150,000,000 SHARES AND MAKE CLARIFYING CHANGES...................3

PROPOSAL 2 - APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
    IN ORDER TO CLARIFY THE MECHANICS OF OUR CLASSIFIED BOARD..................5

PROPOSAL 3 - APPROVAL OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF
    INCORPORATION IN ORDER TO MODERNIZE AND CONFORM OUR CERTIFICATE OF
    INCORPORATION TO CURRENT DELAWARE CORPORATE LAW AND PRACTICES..............6

OTHER MATTERS..................................................................8

STOCKHOLDER PROPOSALS..........................................................8

AVAILABLE INFORMATION..........................................................8

APPENDIX A - SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION........A-1

APPENDIX B - ARTICLE FOURTH OF EXISTING CERTIFICATE OF INCORPORATION.........B-1

APPENDIX C - ARTICLE EIGHTH OF EXISTING CERTIFICATE OF INCORPORATION.........C-1

                               EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730
                               ------------------

                                 PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 15, 2005
                               ------------------

                                VOTING AND PROXY

         We are furnishing this proxy statement in connection with the solicitation of proxies by our board of directors for use at the special meeting of stockholders to be held at 10:00 a.m. local time on April 15, 2005, at our offices at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730, and at any and all adjournments and postponements of the meeting. This proxy statement and the accompanying notice of special meeting and proxy card are
first being mailed to stockholders on or about March   , 2005.

         A proxy card is enclosed for your use. The shares represented by each properly executed unrevoked proxy card will be voted as directed by the stockholder with respect to the matters described in the proxy card. If no direction is made, the shares represented by each properly executed proxy card will be voted "for" each of the proposals listed on the proxy card. Any proxy given may be revoked at any time prior to its exercise by filing with our secretary an instrument revoking the proxy or by filing a duly executed proxy card bearing a later date. Any stockholder present at the special meeting who has given a proxy may withdraw it and vote his or her shares in person if he or she so desires. However, a stockholder who holds shares through a broker or other nominee must bring a legal proxy to the special meeting if that stockholder desires to vote at the special meeting.

         At the close of business on March 7, 2005, the record date for determining the stockholders entitled to notice of and to vote at the special meeting, we had issued and outstanding ______________ shares of common stock held by ___ holders of record. Only holders of record of our common stock at the close of business on the record date are entitled to notice of and to vote at the special meeting or at any adjournments and postponements of the meeting.

         Each share of our common stock issued and outstanding at the close of business on the record date entitles the holder of that share to one vote at the special meeting for all matters to be voted on at the special meeting. The holders of a majority of our shares of common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, shall constitute a quorum for purposes of voting on the proposals. Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

         An "abstention" is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

         Approval of proposal 1, the amendment and restatement of our certificate of incorporation in order to increase our authorized common stock from 50,000,000 shares to 150,000,000 shares and make clarifying changes, requires the affirmative vote of the majority of our outstanding shares of common stock as of the record date.

         Approval of proposal 2, the amendment of our certificate of incorporation in order to clarify the mechanics of our classified board, requires the affirmative vote of holders of not less than 67% of the outstanding shares of our common stock as of the record date.

         Except as described in the discussion of proposal 3 below, approval of proposal 3, the amendment and restatement of our certificate of incorporation in order to modernize and conform our certificate of incorporation to current Delaware corporate law and practices, requires the affirmative vote of holders of a majority of outstanding shares of our common stock as of the close of business on the record date.

         Votes cast at the special meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the special meeting. For each of proposals 1, 2 and 3, the effect of an abstention or broker non-vote will be the same as a vote "against" the proposal, because an absolute number of affirmative votes is required, regardless of how many votes are cast, and abstentions and broker non-votes are not affirmative votes.

         For any other matter that may properly come before the meeting, unless otherwise expressly provided by applicable statute or by our certificate of incorporation or bylaws, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal will constitute the act of the stockholders. In that case, abstentions, but not broker non-votes, would be treated as shares present and entitled to vote on the proposal. Applying that standard, an abstention would be counted as a vote "against" the proposal, and a broker non-vote would reduce the absolute number (although not the percentage) of the affirmative votes needed for approval of the proposal.

         We will pay the expenses of soliciting proxies for the special meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the special meeting are referred to in the preceding notice and are discussed below more fully.

                                   PROPOSAL 1
            APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
                 IN ORDER TO INCREASE OUR AUTHORIZED COMMON STOCK
                   FROM 50,000,000 SHARES TO 150,000,000 SHARES
                          AND MAKE CLARIFYING CHANGES

         Our board of directors has adopted by unanimous written consent a proposed amendment to our existing certificate of incorporation ("existing certificate") that would increase our authorized capital and make certain other clarifying changes by replacing Article Fourth of our existing certificate, which article is attached to this proxy statement as APPENDIX B, with Article IV that is contained in our proposed Second Amended and Restated Certificate of Incorporation ("amended certificate") that is attached to this proxy statement as APPENDIX A.

         Article Fourth of our existing certificate provides for 50,000,000 shares of common stock, 1/3 cent par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share. All 10,000,000 shares of authorized preferred stock are undesignated preferred shares that may be issued in one or more series as designated from time to time by our board of directors.

         As of March __, 2005, we had outstanding ______________ shares of common stock and had reserved for issuance an additional _____________ shares of common stock to cover the exercise of options to purchase up to ____________ shares of common stock and warrants to purchase up to shares of common stock, and we had no shares of preferred stock outstanding. Also as of that date, we had available for issuance an additional ______________ shares of common stock and 10,000,000 shares of undesignated preferred stock. The proposed amendment would increase our authorized number of shares of common stock from 50,000,000 to 150,000,000. Accordingly, if this proposed amendment had been effective as of March __, 2005, we would have had available for issuance ________________ shares of common stock plus 10,000,000 shares of undesignated preferred stock.

         The additional authorized shares of common stock that would become available if this proposed amendment is approved by our stockholders and filed with the Delaware Secretary of State may be issued from time to time as our board of directors may determine, without prior notice to or further action of our stockholders. The issuance of any or all of these additional authorized shares of common stock from time to time would cause dilution to the voting rights and earnings per share of our outstanding shares of common stock. However, we believe that approval of the proposed increase is in the best interests of our company and our stockholders because the increase would make additional shares of common stock available for acquisitions or financings that could be used to enhance our business and results of operations, and for other corporate purposes.

         Although we have no definitive plans to utilize such shares to entrench present management, we may, in the future, be able to use the additional authorized shares of common stock as a defensive tactic against hostile takeover attempts by issuing additional shares under a stockholder rights plan, in a private placement or other transaction that causes substantial dilution to a person or group that attempts to acquire control of our company through a merger or tender offer on terms or in a manner not approved by our board of directors, whether or not our stockholders view the change in control, merger or tender offer as favorable. The authorization of such additional shares of common stock will have no current anti-takeover effect, because no hostile takeover attempts are, to our management's knowledge, currently threatened.

         We have a number of anti-takeover defenses. For example, we have a classified board that consists of three classes with staggered three-year terms. This arrangement is intended to slow a change in control of our board of directors by limiting the number of directors that are elected annually. Also, consistent with the Delaware General Corporation Law ("DGCL"), we do not have cumulative voting provisions in either our bylaws or certificate of incorporation.

         Also, we have provisions in our bylaws and certificate of incorporation that prohibit the removal of directors without cause. Our bylaws provide that a removal may only be accomplished by the affirmative vote, at a special meeting of stockholders called for that purpose, of the holders of at least a majority of the outstanding shares entitled to vote at an election for directors. Under our bylaws, special meetings of stockholders may be called by our board of directors, chairman of the board, chief executive officer or president (in the absence of a chief executive officer), and shall be called by our secretary at the request in writing by holders of not less than 10% of the total voting power of all of our outstanding securities then entitled to vote. Article Eighth of our existing certificate and Article VIII of the amended certificate both provide that any director, or the entire board of directors, may be removed at any time, but only for cause, and that the provisions of Article Eighth and Article VIII may not be repealed or amended in any respect, unless the amendment or repeal is approved by the affirmative vote of the holders of not less than 67% of the outstanding shares of our common stock.
This percentage vote requirement exceeds the general DGCL requirement that a majority of the outstanding shares of our common stock must vote in favor of an amendment to our certificate of incorporation, making it more difficult for our stockholders to amend or repeal this provision.

         In addition, our board of directors has the authority to issue up to 10,000,000 shares of preferred stock and to fix the rights, preferences, privileges and restrictions, including voting rights of those shares, without any further vote or action by our stockholders. The rights of the holders of our common stock are subject to and may be adversely affected by the rights of the holders of any preferred stock that we may issue in the future. The issuance of preferred stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire a majority of our outstanding voting stock, which would delay, defer or prevent a change in control of our company. Furthermore, preferred stock may have other rights, including economic rights senior to common stock.

         Also, Section 203 of the DGCL prohibits us from engaging in business combinations with interested stockholders, as defined by statute. These provisions may have the effect of delaying or preventing a change in control of our company without action by our stockholders, even if a change in control would be beneficial to our stockholders.

         Article IV of the amended certificate contains a description of the attributes of our common stock. There is not a similar description in our existing certificate. Stockholders do not currently possess, nor upon the approval of the proposed amendment will they acquire, preemptive rights that would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of our company.

         In light of the above, Article IV of the amended certificate provides for authorized capital of 150,000,000 shares of common stock, $0.0033 par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share, that may be issued in one or more series as designated from time to time by our board of directors. Article IV of the amended certificate reflects our desire to express the par value of our common stock as a decimal rather than as a fraction.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

         Approval of this proposal requires the affirmative vote of the majority of outstanding shares of our common stock as of the close of business on the record date. If the required votes for this proposal and for proposal 3 are obtained, then this proposal may be effected by filing the amended certificate as described in proposal 3. If approval for this proposal is obtained but the required vote for proposal 3 is not obtained, then our board of directors will have the authority to authorize our management to file an amendment to our existing certificate in order to substitute Article IV of the amended certificate into our existing certificate in place of Article Fourth of our existing certificate. However, our board of directors has reserved the right to abandon this proposed amendment at any time prior to the effectiveness of the filing of the amendment with the Delaware Secretary of State, notwithstanding authorization of this proposed amendment by our stockholders.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 2
            APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION IN ORDER TO CLARIFY THE MECHANICS OF OUR CLASSIFIED BOARD

         Our board of directors has adopted by unanimous written consent a proposed amendment to our existing certificate that would clarify the mechanics of our classified board by replacing Article Eighth of our existing certificate, which article is attached to this proxy statement as APPENDIX C, with Article VIII, which is contained in our proposed amended certificate that is attached to this proxy statement as APPENDIX A.

         Both Article Eighth of our existing certificate and Article VIII of the amended certificate provide for a classified board of directors that is divided into three classes, with each class serving a staggered three-year term. Consistent with our current practice, the amended certificate designates the classes as Class I, Class II and Class III, and provides that the authorized number of directors shall be set solely by resolution of the board of directors and that directors shall be assigned to each class in accordance with resolutions adopted by our board of directors.

         Consistent with the DGCL, the amended certificate also provides that no decrease in the number of directors constituting our board of directors will shorten the term of any incumbent director and that the manner by which a director may be removed from office shall be as provided in our bylaws.

         Article Eighth of the existing certificate and Article VIII of the amended certificate both provide that any director, or the entire board of directors, may be removed at any time, but only for cause, and that the provisions of Article Eighth and Article VIII may not be repealed or amended in any respect, unless the amendment or repeal is approved by the affirmative vote of the holders of not less than 67% of the outstanding shares of our common stock.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

         Approval of this proposal requires the affirmative vote of holders of not less than 67% of the outstanding shares of our common stock as of the close of business on the record date. If the required votes for this proposal and for proposal 3 are obtained, then this proposal may be effected by filing the amended certificate as described in proposal 3. If the required vote for this proposal is obtained but the required vote for proposal 3 is not obtained, then our board of directors will have the authority to authorize our management to file an amendment to our existing certificate in order to substitute Article VIII of the amended certificate into our existing certificate in place of Article Eighth of our existing certificate. However, our board of directors has reserved the right to abandon this proposed amendment at any time prior to the effectiveness of the filing of the amendment with the Delaware Secretary of State, notwithstanding authorization of this proposed amendment by our stockholders.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 3
       APPROVAL OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION
        IN ORDER TO MODERNIZE AND CONFORM OUR CERTIFICATE OF INCORPORATION
                  TO CURRENT DELAWARE CORPORATE LAW AND PRACTICES

         Our board of directors has adopted by unanimous written consent the amended certificate, which is designed to reflect our current corporate name and registered office in the State of Delaware, to make various wording changes to modernize the provisions of our existing certificate in accordance with current Delaware corporate law and practices and, if proposals 1 and 2 are approved, to effectuate those proposals. The amended certificate contains various substantive differences described generally below. We encourage stockholders to review the complete terms of the amended certificate, which is attached to this proxy statement as APPENDIX C.

         ADVANCE NOTICE OF NEW BUSINESS AND STOCKHOLDER NOMINATIONS. Article XII of the amended certificate provides that advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the bylaws of the corporation. The existing certificate does not address these matters. We have addressed these matters in our bylaws.

         INDEMNIFICATION OF DIRECTORS AND OFFICERS. Article VI of the amended certificate provides that we shall indemnify, to the fullest extent permitted by law, any person in connection with any action, suit or proceeding to which they are made or are threatened to be made by reason of the fact that such person is or was a director or officer of our company or is or was serving at our request as a director or officer of another entity. There is no similar provision in the existing certificate. However, this proposed provision is typical of Delaware corporations that have modernized certificates of incorporation and is consistent with powers granted to us under Section 145 of the DGCL and with obligations imposed upon us by our bylaws.

         PERSONAL LIABILITY OF DIRECTORS. Both the existing certificate and the amended certificate provide for limitation of a director's personal liability to us or our stockholders for monetary damages for breach of fiduciary duty, to the fullest extent permitted by the DGCL from time to time. The amended certificate adds a typical proviso indicating that in no event will the personal liability of any of our directors for monetary damages be limited for any breach of loyalty, for any acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, for any transaction from which the director derived an improper personal benefit, or for unlawful payment of dividends or unlawful stock purchase or redemption as provided in Section 174 of the DGCL.

         DURATION OF EXISTENCE AND LOCATION OF STOCKHOLDER MEETINGS AND CORPORATE BOOKS. The amended certificate contains typical provisions that provide that we have a perpetual existence, that meetings of our stockholders may be held within or without the State of Delaware, as our bylaws may provide, and that our books may be kept outside the State of Delaware at places designated by our board of directors or bylaws. The existing certificate was silent on these matters.

         CLASSIFICATION OF OUR BOARD. As described in proposal 2 above, Article VIII of the amended certificate clarifies the mechanics of our classified board. If proposal 2 is not approved, then we would need to revise any amended certificate that we file in Delaware to retain the provisions of Article Eighth of the existing certificate.

         AUTHORIZED CAPITAL. As described in proposal 1 above, Article IV of the amended certificate increases and revises the terms of our authorized capital. If proposal 1 is not approved, then we would need to revise any amended certificate that we file in Delaware to retain the provisions of Article Fourth of the existing certificate.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

         Approval of this proposal requires the affirmative vote of the majority of outstanding shares of our common stock as of the record date. If proposals 1, 2 and 3 are approved, then our board of directors will have the authority to authorize the filing of the amended certificate in the form attached to this proxy statement as APPENDIX A. If this proposal is approved but either proposal 1 or proposal 2 is not approved, then any amended certificate we file will need to be revised to include the terms of Article Fourth and/or Article Eighth of the existing certificate, as described above. Our board of directors has reserved the right to abandon this proposed amendment and restatement at any time prior to the effectiveness of the filing of the amended certificate with the Delaware Secretary of State, notwithstanding authorization of this proposed amendment and restatement by our stockholders.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                  OTHER MATTERS

         The board knows of no matter to come before the annual meeting other than as specified in this proxy statement. If other business should, however, be properly brought before the meeting, the persons voting the proxies will vote them in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, proposals by stockholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us no later than May 19, 2005 in order to be considered for inclusion in our proxy materials relating to the next annual meeting. Such proposals shall be addressed to our secretary at our corporate headquarters and may be included in our next annual meeting's proxy materials if they comply with rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

         Proposals by stockholders that are not intended for inclusion in our proxy materials may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law. However, stockholder nominations of persons for election to our board of directors at a special meeting may only be made if our board of directors has determined that directors are to be elected at the special meeting. To be timely, a stockholder's notice regarding a proposal not intended for inclusion in our proxy materials must be delivered to our secretary at our corporate headquarters not later than:

         o In the case of an annual meeting, the close of business on the 45th day before the first anniversary of the date on which we first mailed our proxy materials for the prior year's annual meeting of stockholders. However, if the date of the meeting has changed more than 30 days from the date of the prior year's meeting, then in order for the stockholder's notice to be timely it must be delivered to our secretary a reasonable time before we mail our proxy materials for the current year's meeting. For purposes of the preceding sentence, a "reasonable time" coincides with any adjusted deadline we publicly announce.

         o In the case of a special meeting, the close of business on the 7th day following the day on which we first publicly announce the date of the special meeting.

         Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

                              AVAILABLE INFORMATION

         We are subject to the informational requirements of the Exchange Act. In accordance with that act, we file reports, proxy statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Copies of these materials can also be obtained from the Securities and Exchange Commission at prescribed rates by writing to the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Our common stock trades on the OTC Bulletin Board under the symbol "EMRI."

         ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A

                           SECOND AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               EMRISE CORPORATION
                             A DELAWARE CORPORATION

         The undersigned, Randolph D. Foote, hereby certifies that:

         ONE: He is the duly elected and acting Chief Financial Officer and Secretary of EMRISE CORPORATION (hereinafter, the "corporation").

         TWO: The corporation's present name is EMRISE CORPORATION. The name under which the original certificate of incorporation of the corporation was filed with the Secretary of State of Delaware on July 14, 1989 is CXR CORP.

         THREE: This Second Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 245 and 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the corporation.

         FIVE: The certificate of incorporation of the corporation shall be amended and restated to read in full as follows:

                                    ARTICLE I

         The name of the corporation is EMRISE CORPORATION.

                                   ARTICLE II

         The address of the corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is The Corporation Trust Company.

                                   ARTICLE III

         The nature of the business or purposes to be conducted or promoted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

         The corporation is authorized to issue one class of capital stock to be designated "Common Stock" and another class of capital stock to be designated "Preferred Stock." The total number of shares of Common Stock that the corporation is authorized to issue is one hundred fifty million (150,000,000), with a par value of $.0033 per share. The total number of shares of Preferred Stock that the corporation is authorized to issue is ten million (10,000,000), with a par value of $.01 per share.

         Except as otherwise provided by law, the shares of stock of the corporation, regardless of class, may be issued by the corporation from time to time in such amounts, for such consideration and for such corporate purposes as the board of directors may from time to time determine. A description of the different classes and series of the corporation's capital stock and a statement of the designations and the relative rights, preferences and limitations of the shares of each class and series of capital stock are as follows:

         COMMON STOCK. Except as otherwise provided by the General Corporation Law of the State of Delaware or in this Article IV (or in any certificate of designation establishing a series of Preferred Stock), the holders of Common Stock shall exclusively posses all voting power of the corporation. Each share of Common Stock shall be equal in all respects to every other share of Common Stock. Each holder of record of issued and outstanding Common Stock shall be entitled to one (1) vote on all matters for each share so held. Subject to the rights and preferences, if any, of the holders of Preferred Stock, each issued and outstanding share of Common Stock shall entitle the record holder thereof to receive dividends and distributions out of funds legally available therefor, when, as and if declared by the board of directors, in such amounts and at such times, if any, as the board of directors shall determine, ratably in proportion to the number of shares of Common Stock held by each such record holder. Upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation, after there shall have been paid to or set aside for the holders of any class of capital stock having preference over the Common Stock in such circumstances the full preferential amounts to which they are respectively entitled, the holders of the Common Stock, and of any class or series of capital stock entitled to participate in whole or in part therewith as to the distribution of assets, shall be entitled, after payment or provision for the payment of all debts and liabilities of the corporation, to receive the remaining assets of the corporation available for distribution, in cash or in kind, ratably in proportion to the number of shares of Common Stock held by each such holder.

         PREFERRED STOCK. The board of directors is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of Preferred Stock in one or more series and to fix and state the voting powers, designations, preferences and relative participating, optional or other special rights of the shares of each series and the qualifications, limitations and restrictions thereof, including, but not limited to, determination of one or more of the following:

         (i) the distinctive designations of each such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the board of directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by the board of directors;

         (ii) the annual rate or amount of dividends payable on shares of such series, whether such dividends shall be cumulative or non-cumulative, the conditions upon which and the dates when such dividends shall be payable, the date from which dividends on cumulative series shall accrue and be cumulative on all shares of such series issued prior to the payment date for the first dividend of such series, the relative rights of priority, if any, of payment of dividends on the shares of that series, and the participating or other special rights, if any, with respect to such dividends;

         (iii) whether such series will have any voting rights in addition to those prescribed by law and, if so, the terms and conditions of the exercise of such voting rights;

         (iv) whether the shares of such series will be redeemable or callable and, if so, the prices at which, and the terms and conditions on which, such shares may be redeemed or called, which prices may vary under different conditions and at different redemption or call dates;

         (v) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of such series;

         (vi) whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such fund;

         (vii) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the corporation, and if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms of such conversion or exchange;

         (viii) whether the shares of such series that are redeemed or converted shall have the status of authorized but unissued shares of Preferred Stock and whether such shares may be reissued as shares of the same or any other series of stock;

         (ix) the conditions and restrictions, if any, on the payment of dividends or on the making of other distributions on, or the purchase, redemption or other acquisition by the corporation, or any subsidiary thereof, of, the Common Stock or any other class (or other series of the same class) ranking junior to the shares of such series as to dividends or upon liquidation, dissolution or winding up of the corporation; and

         (x) the conditions and restrictions, if any, on the creation of indebtedness of the corporation, or any subsidiary thereof, or on the issue of any additional stock ranking on parity with or prior to the shares of such series as to dividends or upon liquidation, dissolution or winding up of the corporation.

         All shares within each series of Preferred Stock shall be alike in every particular, except with respect to the dates from which dividends, if any, shall commence to accrue.

                                    ARTICLE V

         The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, and to merge, sell its assets and take other corporate action to the extent and in the manner now or hereafter permitted or prescribed by law, and all rights conferred upon the stockholders herein are granted pursuant to this reservation.

                                   ARTICLE VI

         The corporation shall, to the fullest extent to which it is empowered to do so and under the circumstances permitted by the General Corporation Law of the State of Delaware or any other applicable laws, as they may from time to time be in effect, indemnify any person who was made or is threatened to be made party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the specific request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan), against all expenses (including attorneys' fees), judgments, fines and amounts incurred by him or her in connection with such action, suit or proceeding, and may take such steps as may be deemed appropriate by the board of directors, including purchasing and maintain insurance, entering into contracts (including, without limitation, contracts of indemnification between the corporation and its directors and officers), creating a trust fund, granting security interests or using other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect such indemnification.

                                   ARTICLE VII

         To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or as it may hereafter by amended, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, that in no event will the liability of any director of this corporation be eliminated or otherwise limited (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

         Any repeal or modification of the foregoing paragraph, or the adoption of any provision of this certificate of incorporation inconsistent with the foregoing paragraph, shall not eliminate, reduce or otherwise adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification in respect of any matter occurring, or any cause of action, suit or proceeding that, but for the foregoing paragraph, would accrue or arise, prior to such repeal, modification or adoption of an inconsistent provision.

                                  ARTICLE VIII

         The number of directors that constitute the whole board of directors shall be fixed exclusively by one or more resolutions adopted from time to time by the board of directors in accordance with the bylaws of the corporation. The board of directors shall be divided into three classes designated as Class I, Class II and Class III, respectively, which classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors permits. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the board of directors.

         At the 2005 annual meeting of stockholders, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At the 2006 annual meeting of stockholders, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the 2007 annual meeting of stockholders, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

         Except as otherwise required by the General Corporation Law of the State of Delaware, (i) newly created directorships resulting from any increase in the number of directors and any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other cause may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors, or by a sole remaining director; (ii) any director elected in accordance with the preceding clause (i) shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified; and (iii) no decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

         The manner by which a director of the corporation may be removed from office shall be as provided in the bylaws of the corporation. Notwithstanding any other provisions of this certificate of incorporation or the bylaws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this certificate of incorporation or the bylaws of the corporation), any director, or the entire board of directors of the corporation, may be removed at any time, but only for cause.

         The provisions set forth in this Article VIII may not be repealed or amended in any respect, unless such action is approved by the affirmative vote of the holders of not less than sixty-seven percent (67%) of the outstanding shares of Common Stock of the corporation.

                                   ARTICLE IX

         Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by a consent in writing by any such holders. This Article IX may not be repealed or amended in any respect, unless such action is approved by the affirmative vote of the holders of not less than sixty-seven percent (67%) of the outstanding shares of Common Stock of the corporation.

                                    ARTICLE X

         The corporation is to have perpetual existence.

                                   ARTICLE XI

         Meetings of the stockholders of the corporation may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the bylaws) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

                                   ARTICLE XII

         In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter, amend or repeal the bylaws of the corporation unless and to the extent the General Corporation Law of the State of Delaware shall provide otherwise.

         Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the bylaws of the corporation. Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

         IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation on this _____ day of April, 2005.

                                  EMRISE CORPORATION

                                  By:
                                      ------------------------------------------
                                      Randolph D. Foote, Chief Financial Officer
                                      and Secretary

                                                                      APPENDIX E

             ARTICLE FOURTH OF EXISTING CERTIFICATE OF INCORPORATION


             FOURTH: The aggregate number of shares of all classes of capital stock which the Company has the authority to issue is sixty million (60,000,000), which is divided into two classes as follows:

                  Fifty Million (50,000,000) shares of Common Stock ("Common
             Stock") with a par value of 1/3 cent per share, and

                  Ten Million (10,000,000) shares of Preferred Stock
             ("Preferred Stock") with a par value of $.01 per share.

             The designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of the Preferred Stock is as follows:

             (1)  Issuance in Series.

                  Shares of Preferred Stock may be issued in one or more
             series at such time or times, and for such considerations as the Board of Directors may determine. All shares of any one series of Preferred Stock will be identical with each other in all respects, except that shares of one series issued at different times may differ as to dates from which dividends thereon may be cumulative. All series will rank equally and be identical in all respects, except as permitted by the following provisions of paragraph 2 of this Article FOURTH.

             (2)  Authority of the Board with Respect to Series.

                  The Board of Directors is authorized, at any time and from time to time, to provide for the issuance of the shares of Preferred Stock in one or more series with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in this Certificate of Incorporation or any amendment hereto including, but not limited to, determination of any of the following:

                       (i) The number of shares constituting that series and the distinctive designation of that series;

                       (ii) The dividend rate or rates on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, the payment date or dates for dividends and the relative rights of priority, if any, of payment of dividends on shares of that series;

                       (iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                       (iv) Whether that series shall have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                       (v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                       (vi) Whether that series shall have a sinking or retirement fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking or retirement fund;

                       (vii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment of shares of that series;

                       (viii) Any other preferences, privileges and powers, and
             relative participating, optional or other special rights, and qualifications, limitations or restrictions of a series, as the Board of Directors may deem advisable and are not inconsistent with the provisions of this Certificate of Incorporation.

             (3)  Dividends.

                  Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment in accordance with their respective preferential and relative rights before any dividends shall be paid or declared and set apart for payment on the outstanding shares of Common Stock with respect to the same dividend period.

             (4)  Liquidation.

                  If upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential and relative amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

             (5)  Reacquired Shares.

                  Shares of Preferred Stock which have been issued and
             reacquired in any manner by the Company (excluding, until the Company elects to retire them, shares which are held as treasury shares but including shares redeemed, shares purchased and retired, and shares which have been converted into shares of Common Stock) will have the status of authorized and unissued shares of Preferred Stock and may be reissued.

             (6)  Voting Rights.

                  Shares of Preferred Stock shall each have the number of votes provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock, or as otherwise required by law. Unless and except to the extent otherwise required by law or provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock, the holders of the Preferred Stock shall have no voting power with respect to any matter whatsoever.

                                                                      APPENDIX C

             ARTICLE EIGHTH OF EXISTING CERTIFICATE OF INCORPORATION

         EIGHTH: (a) Classification of Board of Directors. The Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits with the term of office of one class expiring each year. At the annual meeting of stockholders in 1990 directors of the first class shall elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified.

         (b) Removal for Cause. Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Certificate of Incorporation or the Bylaws of the Corporation), any director, or the entire Board of Directors of the Corporation may be removed at any time, but only for cause.

         (c) Amendment or Repeal. The provisions set forth in this Article Eighth may not be repealed or amended in any respect, unless such action is approved by the affirmative vote of the holders of not less than 67 percent of the outstanding shares of Common Stock of the Corporation.

                                                                      APPENDIX D

                               PROXY - EMRISE CORPORATION

                         SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 15, 2005

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Carmine T. Oliva and Randolph D. Foote, or either of them individually, as the attorney, agent and proxy holder of the undersigned, with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of Emrise Corporation, a Delaware corporation (the "Company"), held of record by the undersigned at the close of business on March 7, 2005, at the special meeting of stockholders to be held at the Company's headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730 on April 15, 2005, at 10:00 a.m. local time, and at any and all adjournments and postponements thereof. The Company's board of directors recommends a vote FOR each of the proposals indicated herein.

         THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY CARD MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY CARD OR BY VOTING AT THE SPECIAL MEETING IN PERSON. HOWEVER, A STOCKHOLDER WHO HOLDS SHARES THROUGH A BROKER OR OTHER NOMINEE MUST BRING A LEGAL PROXY TO THE SPECIAL MEETING IF THAT STOCKHOLDER DESIRES TO VOTE AT THE SPECIAL MEETING.

SPECIAL MEETING PROXY CARD

A.  Proposals

The Board of Directors recommends a vote FOR the following proposals.

         1. To consider and vote upon a proposal to amend the Company's certificate of incorporation in order to increase the Company's authorized common stock from 50,000,000 shares to 150,000,000 shares and make clarifying changes.

              [ ]  FOR                [ ]   AGAINST            [ ]   ABSTAIN

         2. To consider and vote upon a proposal to amend the Company's certificate of incorporation in order to clarify the mechanics of the Company's classified board.

              [ ]  FOR                [ ]   AGAINST            [ ]   ABSTAIN

         3. To consider and vote upon a proposal to amend and restate the Company's certificate of incorporation in order to modernize and conform the Company's certificate of incorporation to current Delaware corporate law and practices.

              [ ]  FOR                [ ]   AGAINST            [ ]   ABSTAIN

B. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please mark, date, sign and return this proxy card promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature     Signature 2 - Please keep signature
within the box                          within the box

[____________________________________]  [_____________________________________]

Date (mm/dd/yyyy):___/____/_______